VONTOBEL GLOBAL ENVIRONMENTAL CHANGE FUND
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY

VONTOBEL GLOBAL ENVIRONMENTAL CHANGE FUND
PROXY FOR THE JOINT SPECIAL MEETING OF SHAROLDERS
TO BE HELD ON SEPTEMBER 23, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ADVISERS INVESTMENT TRUST. The undersigned hereby appoints Barbara J. Nelligan and Kara Schneider, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Vontobel Global Environmental Change Fund (a "Target Fund"), a series of Advisers Investment Trust (the "Target Trust"), which the undersigned is entitled to vote at the joint special meeting of shareholders of the Fund to be held at 1:00 p.m. (Central Time) on September 23, 2024 at the offices of The Northern Trust Company, the Target Trust's administrator, at 333 S. Wabash Street, Chicago, IL 60604 (the "Meeting"), and at any and all adjournments or postponements thereof as indicated on the reverse side. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting and accompanying Proxy Statement/Prospectus and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Joint Special Meeting.

This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted "FOR" the proposal and in the discretion of the proxies upon such other business as may properly come before the Joint Special Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

ENV_34045_061424
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on September 23, 2024.
The Notice of Joint Special Meeting, Proxy Statement/Prospectus and Proxy Card are available are available at:
https://www.proxy-direct.com/von-34045

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted "FOR" the proposal and in the discretion of the proxies upon such other business as may properly come before the Joint Special Meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposal The Target Trust Board recommends that shareholders of the Target Funds vote "FOR" the Proposal.

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization between the Target Trust, on behalf of the Vontobel Global Environmental Change Fund (the "Target Global Environmental Change Fund"), and The Advisors' Inner Circle Fund II (the "Acquiring Trust"), on behalf of the Vontobel Global Environmental Change Fund (the "Acquiring Global Environmental Change Fund"), a newly created series of the Acquiring Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Global Environmental Change Fund by the Acquiring Global Environmental Change Fund in exchange for Y Shares of the Acquiring Global Environmental Change Fund; (b) the distribution of such shares to the shareholders of Class I shares of the Target Global Environmental Change Fund; and (c) the liquidation and termination of the Target Global Environmental Change Fund.	☐	☐	☐

And any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title of such representation under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX ENV 34045 XXXXXXXX

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND
PROXY FOR THE JOINT SPECIAL MEETING OF SHAROLDERS
TO BE HELD ON SEPTEMBER 23, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ADVISERS INVESTMENT TRUST. The undersigned hereby appoints Barbara J. Nelligan and Kara Schneider, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Vontobel U.S. Equity Institutional Fund (a “Target Fund”), a series of Advisers Investment Trust (the “Target Trust”), which the undersigned is entitled to vote at the joint special meeting of shareholders of the Fund to be held at 1:00 p.m. (Central Time) on September 23, 2024 at the offices of The Northern Trust Company, the Target Trust’s administrator, at 333 S. Wabash Street, Chicago, IL 60604 (the “Meeting”), and at any and all adjournments or postponements thereof as indicated on the reverse side. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting and accompanying Proxy Statement/Prospectus and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Joint Special Meeting.

This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the Joint Special Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

VTU_34045_061424
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on September 23, 2024.
The Notice of Joint Special Meeting, Proxy Statement/Prospectus and Proxy Card are available are available at:
https://www.proxy-direct.com/von-34045

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted "FOR" the proposal and in the discretion of the proxies upon such other business as may properly come before the Joint Special Meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposal The Target Trust Board recommends that shareholders of the Target Funds vote "FOR" the Proposal.

	FOR	AGAINST	ABSTAIN
2. To approve an Agreement and Plan of Reorganization between the Target Trust, on behalf of the Vontobel U.S. Equity Institutional Fund (the "Target U.S. Equity Institutional Fund"), and the Acquiring Trust, on behalf of the Vontobel U.S. Equity Fund (the "Acquiring U.S. Equity Fund"), a newly created series of the Acquiring Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target U.S. Equity Institutional Fund by the Acquiring U.S. Equity Fund in exchange for Y Shares of the Acquiring U.S. Equity Fund; (b) the distribution of such shares to the shareholders of Class I shares of the Target U.S. Equity Institutional Fund; and (c) the liquidation and termination of the Target U.S. Equity Institutional Fund.	☐	☐	☐

And any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title of such representation under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx VTU 34045 xxxxxxxx